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                                                            EXHIBIT 99.1




                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Landstar System, Inc. (the "Company") on Form 10-Q for the period ending March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey C. Crowe, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ Jeffrey C. Crowe
---------------------
Jeffrey C. Crowe
Chairman of the Board
and Chief Executive Officer
May 8, 2003